                                                                   EXHIBIT 99.n8

                               AMENDMENT NO. 7 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 17th day of November,  2004, by each of the above named corporations (the
"Issuers").  Capitalized  terms not  otherwise  defined  herein  shall  have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended  December 31, 2002,  August
29, 2003,  February 27, 2004, May 1, 2004, August 1, 2004 and September 30, 2004
(the "Plan"); and

     WHEREAS,  American  Century  Mutual  Funds,  Inc.  has  add a  new  series,
Fundamental Equity Fund ("New Fund"), offering multiple classes; and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Fund;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated  Multiple  Class Plan, as amended by Amendment No.
7.

     3. In the event of a conflict  between the terms of this Amendment No.7 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 7 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 7, the parties hereby confirm and ratify the Plan.

     4. This Amendment No. 7 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

                                       1

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 7 as of the date first above written.

                               AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                               AMERICAN CENTURY GOVERNMENT INCOME TRUST
                               AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                               AMERICAN CENTURY INVESTMENT TRUST
                               AMERICAN CENTURY MUNICIPAL TRUST
                               AMERICAN CENTURY TARGET MATURITIES TRUST
                               AMERICAN CENTURY QUANTITATIVE EQUITY

                                  FUNDS, INC.
                               AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                               AMERICAN CENTURY MUTUAL FUNDS, INC.
                               AMERICAN CENTURY STRATEGIC ASSET
                                  ALLOCATIONS, INC.
                               AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                               By:     /s/ Charles A. Etherington
                                       -------------------------------------
                               Name:   Charles A. Etherington
                               Title:  Vice President

                                       2

                                   SCHEDULE A

               COMPANIES AND FUNDS COVERED BY THIS MULTICLASS PLAN

-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
                                                         INVESTOR  INSTITU- ADVISOR   A     B      C   C CLASS    R
                    FIXED INCOME FUNDS                    CLASS    TIONAL    CLASS  CLASS CLASS  CLASS    II    CLASS
                                                                    CLASS
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund               Yes       No      No      Yes   Yes    Yes     Yes    No
>>       California Tax-Free Money Market Fund              Yes       No      No      No     No    No      No     No
>>       California Intermediate-Term Tax-Free Fund         Yes       No      No      No     No    No      No     No
>>       California Long-Term Tax-Free Fund                 Yes       No      No      No     No    No      No     No
>>       California Limited-Term Tax-Free Fund              Yes       No      No      No     No    No      No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Ginnie Mae Fund                                    Yes       No      Yes     No     No    Yes     No     No
>>       Government Agency Money Market Fund                Yes       No      Yes     No     No    No      No     No
>>       Government Bond Fund                               Yes       No      Yes     No     No    No      No     No
>>       Short-Term Government Fund                         Yes       No      Yes     No     No    No      No     No
>>       Capital Preservation Fund                          Yes       No      No      No     No    No      No     No
>>       Inflation-Adjusted Bond Fund                       Yes       Yes     Yes     No     No    No      No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                            Yes       Yes     Yes     No     No    No      No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY INVESTMENT TRUST
>>       Diversified Bond Fund                              Yes       Yes     Yes     Yes   Yes    Yes     Yes    No
>>       Premium Money Market Fund                          Yes       No      No      No     No    No      No     No
>>       Prime Money Market Fund                            Yes       No      Yes     Yes   Yes    Yes     Yes    No
>>       High-Yield Fund                                    Yes       Yes     Yes     Yes   Yes    Yes     Yes    No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund                        Yes       No      No      Yes   Yes    Yes     No     No
>>       Florida Municipal Bond Fund                        Yes       No      No      Yes   Yes    Yes     No     No
>>       High-Yield Municipal Fund                          Yes       No      No      Yes   Yes    Yes     Yes    No
>>       Tax-Free Bond Fund                                 Yes       Yes     No      No     No    No      No     No
>>       Tax-Free Money Market Fund                         Yes       No      No      No     No    No      No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                   Yes       No      Yes     No     No    No      No     No
>>       Target 2010 Fund                                   Yes       No      Yes     No     No    No      No     No
>>       Target 2015 Fund                                   Yes       No      Yes     No     No    No      No     No
>>       Target 2020 Fund                                   Yes       No      Yes     No     No    No      No     No
>>       Target 2025 Fund                                   Yes       No      Yes     No     No    No      No     No
>>       Target 2030 Fund                                   Yes       No      Yes     No     No    Yes     No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------

-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
                                                         INVESTOR  INSTITU- ADVISOR   A     B      C    C CLASS    R
                       EQUITY FUNDS                       CLASS    TIONAL   CLASS   CLASS CLASS  CLASS    II     CLASS
                                                                    CLASS
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                 Yes       Yes     Yes     No     No    Yes     No     No
>>       Income & Growth Fund                               Yes       Yes     Yes     No     No    Yes     No     Yes
>>       Global Gold Fund                                   Yes       No      Yes     No     No    No      No     No
>>       Small Company Fund                                 Yes       Yes     Yes     No     No    No      No     Yes
>>       Utilities Fund                                     Yes       No      Yes     No     No    No      No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                 Yes       Yes     Yes     No     No    Yes     No     Yes
>>       Value Fund                                         Yes       Yes     Yes     Yes   Yes    Yes     Yes    No
>>       Real Estate Fund                                   Yes       Yes     Yes     No     No    No      No     No
>>       Small Cap Value Fund                               Yes       Yes     Yes     No     No    Yes     No     No
>>       Equity Index Fund                                  Yes       Yes     No      No     No    No      No     No
>>       Large Company Value Fund                           Yes       Yes     Yes     Yes   Yes    Yes     Yes    Yes
>>       Mid Cap Value Fund                                 Yes       Yes     Yes     No     No    No      No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                      Yes       Yes     Yes     No     No    No      No     No
>>       Growth Fund                                        Yes       Yes     Yes     No     No    Yes     No     Yes
>>       Heritage Fund                                      Yes       Yes     Yes     No     No    Yes     No     No
>>       Select Fund                                        Yes       Yes     Yes     Yes   Yes    Yes     Yes    No
>>       Ultra Fund                                         Yes       Yes     Yes     No     No    Yes     No     Yes
>>       Veedot Fund                                        Yes       Yes     Yes     No     No    No      No     No
>>       Vista Fund                                         Yes       Yes     Yes     No     No    Yes     No     No
>>       Giftrust Fund                                      Yes       No      No      No     No    No      No     No
>>       New Opportunities Fund                             Yes       No      No      No     No    No      No     No
>>       Capital Value Fund                                 Yes       Yes     Yes     No     No    No      No     No
>>       Veedot Large-Cap Fund                              Yes       Yes     Yes     No     No    No      No     No
>>       New Opportunities II Fund                          Yes       Yes     No      Yes   Yes    Yes     Yes    No
>>       Capital Growth Fund                                 No       No      No      Yes   Yes    Yes     No     No
>>       Fundamental Equity Fund                             No       No      No      Yes   Yes    Yes     No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
American Century Strategic Asset Allocations, Inc.
>>       Strategic Allocation: Aggressive Fund              Yes       Yes     Yes     Yes   Yes    Yes     No     No
>>       Strategic Allocation: Conservative Fund            Yes       Yes     Yes     Yes   Yes    Yes     No     No
>>       Strategic Allocation: Moderate Fund                Yes       Yes     Yes     Yes   Yes    Yes     No     Yes
>>       Newton Fund                                        Yes       No      No      No     No    No      No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------

-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
                                                         INVESTOR INSTITU-  ADVISOR   A      B      C   C CLASS   R
                       EQUITY FUNDS                       CLASS    TIONAL    CLASS  CLASS  CLASS  CLASS    II    CLASS
                                                                    CLASS
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                              Yes       Yes     Yes     No     No    Yes     No     No
>>       Global Growth Fund                                 Yes       Yes     Yes     No     No    Yes     No     No
>>       International Growth Fund                          Yes       Yes     Yes     Yes   Yes    Yes     Yes    Yes
>>       International Discovery Fund                       Yes       Yes     Yes     No     No    No      No     No
>>       Life Sciences Fund                                 Yes       Yes     Yes     No     No    Yes     No     No
>>       Technology Fund                                    Yes       Yes     Yes     No     No    Yes     No     No
>>       International Opportunities Fund                   Yes       Yes     No      No     No    No      No     No
>>       European Growth Fund                               Yes       Yes     Yes     No     No    Yes     No     No
-------------------------------------------------------- -------- --------- ------- ------ ----- ------ ------- ------